Exhibit 8.1

List of Subsidiaries and Affiliated Entities

Continuing Operations

Subsidiaries	Place of Incorporation
Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman
Impetus Investment Limited	Cayman
Bright Talent Holdings Limited	Cayman
New Bridge Management Co., Ltd	Cayman
Bright Scholar (Canada) Holdings Limited	Canada
Can-Achieve Academy Limited	Canada
Can-Achieve International Education Limited (Vancouver)	Canada
FGE Holdings Limited	BVI
Bright Can-Achieve Limited	Hong Kong
CEG Hong Kong JV Limited	Hong Kong
Foundation Global Education Limited	Hong Kong
Foundation Education China Limited	Hong Kong
Foundation Academy Limited	Hong Kong
Foundation Education Services Limited	Hong Kong
Time Education China Holdings Limited	Hong Kong
Xin Rui Management Co., Ltd.	Hong Kong
Bright Scholar (UK) Holdings Limited	United Kingdom
Bright Scholar (BCS) Property Limited	United Kingdom
Bright Scholar (BCS) Management Limited	United Kingdom
Bright Scholar (BIC) Management Limited	United Kingdom
Bright Scholar (SM) Management Limited	United Kingdom
CATS Colleges Holdings Limited	United Kingdom
CATS Canterbury Limited	United Kingdom
CATS College London Limited	United Kingdom
CATS Retail Limited	United Kingdom
Cambridge School of Visual and Performing Arts Limited	United Kingdom
Cambridge Arts and Science Limited	United Kingdom
Cambridge School of Art and Design Limited	United Kingdom
CEG Properties Limited	United Kingdom
CEG Colleges Limited	United Kingdom
CGS Administrative Services Limited	United Kingdom
Stafford House Companies Limited	United Kingdom
Stafford House School of English Limited	United Kingdom
Stafford House Study Holidays Limited	United Kingdom
Study Holidays Limited	United Kingdom
Cambridge Education Group Holdings Inc.	United States
CATS Academy Boston Inc.	United States
Boston Academy of English Inc.	United States
Intrax English Academies LLC	United States
Can-achieve Global Education, Inc	United States
Foundation Global Education (USA) Inc	United States
Cambridge Education Technology (Shanghai) Co., Limited	The PRC
Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC
Shenzhen Qianhai Xingkeyucai Trading Co., Ltd.	The PRC
Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.	The PRC
Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC
Beijing Jingshiboda Education Technology Co., Ltd.	The PRC
Zhuhai Hengqin Dingjia Education Consulting Limited	The PRC
Time Elan Education Technology Co., Ltd.	The PRC
Zhuhai Xin Xu Education Management Co., Ltd.	The PRC
Foshan Shunde Elan Education Training Co., Ltd.	The PRC
Hangzhou Impression Arts Training Co., Ltd.	The PRC
Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC
Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC
Zhengzhou Dahua Education Consulting Co., Ltd.	The PRC
Bright Scholar Wanjia (Beijing) Education Consulting Co., Ltd.	The PRC
Beijing Can-achieve Lingying Information Consulting Co., Ltd.	The PRC
Bright Scholar Education Consulting (Huizhou) Co., Ltd.	The PRC
Beijing Yinxiang Bright Scholar Education Consulting Co., Ltd.	The PRC
Shanghai Yinle Arts Training Co., Ltd.	The PRC
Guangdong Leyu Weilai Property Management Co., Ltd.	The PRC
Hangzhou Hangbogui Apartment Management Co., Ltd.	The PRC
Beijing Yinxiang Bright Scholar Education Consulting Co., Ltd.	The PRC
Shanghai Yinle Arts Training Co., Ltd.	The PRC

VIEs	Place of Incorporation
Foshan Meiliang Education Technology Co., Ltd.	The PRC
Foshan Shangtai Education Technology Co., Ltd.	The PRC
Foshan Renliang Education Technology Co., Ltd.	The PRC
Foshan Yongliang Education Technology Co., Ltd.	The PRC
Foshan Zhiliang Education Technology Co., Ltd.	The PRC
Beijing Boteng Consulting Co., Ltd.	The PRC

Schools/subsidiaries held by VIEs	Place of Incorporation
Dreambig Career Limited	Hong Kong
Chengdu Boxuele Education Management Consulting Co., Ltd.	The PRC
Wuhan Mierdun Education Technology Limited	The PRC
Chengdu Yinzhe Education and Technology Co., Ltd.	The PRC
Chengdu Laizhe Education and Technology Co., Ltd.	The PRC
Chengdu Zhiyimeng Software Technology Co., Ltd.	The PRC
Guangzhou Elan Culture and Training Co., Ltd.	The PRC
Shanghai Elan Education and Training Co., Ltd.	The PRC
Shanghai Bolai Training Center Co., Ltd.	The PRC
Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.	The PRC
Guangdong Xingjian Culture Co., Ltd.	The PRC
Huidong Silver Beach Education Consulting Co., Ltd.	The PRC
Dongguan Qishi Country Garden Kindergarten Co., Ltd.	The PRC
Dongguan Qingxi Country Garden Kindergarten Co., Ltd.	The PRC
Foshan Shunde Beijiao Country Garden Guilanshan Kindergarten Co., Ltd.	The PRC
Guangzhou Huihua Education Consulting Co., Ltd.	The PRC
Beijing Huanxue International Travel Limited	The PRC
Guangdong Lebeimeng Education Consulting Co., Ltd.	The PRC
Guangzhou Xingzhu Information Technology Co., Ltd.	The PRC
Baoding Baigou New City Shenghua Country Garden Kindergarten Co., Ltd.	The PRC
Taishan Lebeimeng Education Consulting Co., Ltd.	The PRC
Beijing Huanxue Tianxia International Travel Limited	The PRC
Dongguan Dongcheng Bright Scholar Kindergarten Co., Ltd	The PRC
Chengdu Pidu Bright Scholar Kindergarten Co., Ltd.	The PRC
Huizhou Huiyang Lelebao Shenhui City Kindergarten Co., Ltd.	The PRC
Guangzhou Zengcheng Fettes College Kindergarten Co., Ltd.	The PRC
Shanghai Huodai Commercial Information Consulting Co., Ltd.	The PRC
Shanghai Youxun Education Technology Co., Ltd.	The PRC
Shanghai Hanlin Education Technology Co., Ltd.	The PRC
Guangdong Bright Scholar Ivy League Education Science Research Institute Co., Ltd.	The PRC
Jiangxi Leti Culture and Tourism Development Co., Ltd.	The PRC
Aijia Education Training (Shanghai) Co., Ltd.	The PRC
Shanghai Xinghanhai Education Technology Co., Ltd.	The PRC
Shanghai Yuhanlin Education Technology Co., Ltd.	The PRC
Zhejiang Leti Travel Agency Co., Ltd.	The PRC
Jiangxi Yuanye Travel Agency Co., Ltd.	The PRC
Fuzhou Leti Camping Operation Management Co., Ltd.	The PRC
Jiangxi Leyan Education Management Co., Ltd.	The PRC
Tongxiang Wuzhen Leti Camping Operation Management Co., Ltd.	The PRC
Jiangxi Jingrui International Travel Agency Co., Ltd.	The PRC

Guangzhou Elan Education Consulting Co., Ltd.	The PRC
Beijing Bright Scholar Education Consulting Limited Co., Ltd.	The PRC
Beijing Bolai Reading Culture Co., Ltd.	The PRC
Shenzhen Elan Education Training Co., Ltd.	The PRC
Foshan Kunshun Culture Co., Ltd.	The PRC
Shanghai Laiboyue Culture Services Co., Ltd.	The PRC
Shanghai Yuelai Yuehao Culture Services Co., Ltd.	The PRC
Shanghai Zhuoyuezhe Culture Communication Co., Ltd.	The PRC
Xiangyang Bright Scholar Baimei Culture Tourism Co., Ltd.	The PRC
Guangdong Bibo Culture and Sports Technology Co., Ltd.	The PRC
Shanghai Bolaiyue Culture Communication Co., Ltd.	The PRC
Shanghai Yueyouyi Culture Communication Co., Ltd.	The PRC
Shanghai Yueyuan Culture Communication Co., Ltd.	The PRC
Chengdu Zhimeng Business Information Consulting Co., Ltd.	The PRC
Guangzhou Zhimeng Business Information Consulting Co., Ltd.	The PRC
Shanghai Zhiyimeng Business Information Consulting Co., Ltd.	The PRC
Jiangxi Huijing Design Co., Ltd.	The PRC
Foshan Shunqian Culture Co., Ltd.	The PRC
Guangzhou Shunheng Culture Co., Ltd.	The PRC
Jiangmen Shunkun Culture Co., Ltd.	The PRC
Changsha Kunheng Culture Co., Ltd.	The PRC
Jurong Shuntai Culture Co., Ltd.	The PRC
Shanghai Wanfenglong Education Technology Co., Ltd.	The PRC
Shanghai Hanjiexiong Education Technology Co., Ltd.	The PRC
Beijing Chaoyang Bright Scholar Training School	The PRC

Discontinued Operations

VIEs	Place of Incorporation
BGY Education Investment Management Co., Ltd.	The PRC

Schools/subsidiaries held by VIEs	Place of Incorporation
Hubei Sannew Education Development Limited	The PRC
Wuhan Sannew American Middle School	The PRC
Heze Qiqiaoban Education Technology Limited	The PRC
Heze Economic Development Zone Qiqiaoban Huaqiao City Kindergarten	The PRC
Heze Economic Development Zone Electric Kindergarten	The PRC
Heze Qiqiaoban Juancheng Kindergarten	The PRC
Heze Mudan District Yihai Kindergarten	The PRC
Qiqiaoban Oscar Kindergarten	The PRC
Juye Phoenix Qiqiaoban Dongfang Xintiandi Kindergarten	The PRC
Caoxian Qiqiaoban Kindergarten	The PRC
Juancheng Shuncheng International Kindergarten	The PRC
Shangdong Boshiyou Education Consulting Limited	The PRC
Jining Boshiwei Education Consulting Limited	The PRC
Xiju Country Garden Kindergarten	The PRC
Huiyang Country Garden Kindergarten	The PRC
Country Garden Silver Beach Kindergarten	The PRC
Huaxi Country Garden International Kindergarten	The PRC
Ningxiang Country Garden School	The PRC
Maoming Country Garden Kindergarten	The PRC
Huaxi Country Garden International School	The PRC
Dalang Country Garden Kindergarten	The PRC
Haoting Country Garden Kindergarten	The PRC
Huanan Country Garden School	The PRC
Huanan Country Garden Bilingual Kindergarten	The PRC
Wuhan Country Garden School	The PRC
Wuhan Country Garden Kindergarten	The PRC
Country Garden Venice Bilingual School	The PRC
Nansha Country Garden Bilingual Kindergarten	The PRC
Licheng Country Garden Bilingual Kindergarten	The PRC
Phoenix City Bilingual School	The PRC
Phoenix City Country Garden Kindergarten	The PRC
Phoenix City Bilingual Kindergarten	The PRC
Lanzhou Country Garden School	The PRC
Country Garden Experimental School	The PRC
Gaoming Country Garden Kindergarten	The PRC
Ningxiang Country Garden Foreign Language Training School	The PRC
Ningxiang Country Garden Kindergarten	The PRC
Country Garden Silver Beach School	The PRC
Enping Country Garden Kindergarten	The PRC
Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten	The PRC
Qingyuan Country Garden Bilingual Kindergarten	The PRC
Danyang Country Garden Kindergarten	The PRC
Laian Country Garden Foreign Language School	The PRC
Laian Country Garden Kindergarten	The PRC
Chuzhou Country Garden Kindergarten	The PRC
Country Garden Huacheng Kindergarten	The PRC
Country Garden Huacheng School	The PRC
Kaiping Country Garden Jade Bay Kindergarten	The PRC
Chuzhou Country Garden Foreign Language School	The PRC
Kaiping Country Garden School	The PRC
Shaoguan Country Garden Foreign Language School	The PRC
Xiangtan Yisuhe Country Garden Kindergarten	The PRC
Guangyuan Lizhou Kasijia Kindergarten	The PRC
Dongguan Humen Bright Scholar Country Garden Kindergarten	The PRC
Foshan Shunde Ronggui Street Country Garden Kindergarten	The PRC
Guangdong Lelebao Education Technology Co., Ltd.	The PRC
Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd.	The PRC
Shawan Country Garden Kindergarten	The PRC

Heshan Country Garden Kindergarten	The PRC
Heshan Country Garden School	The PRC
Country Garden Venice Kindergarten	The PRC
Zengcheng Country Garden Kindergarten	The PRC
Zengcheng Country Garden School	The PRC
Fengxin Country Garden Kindergarten	The PRC
Phoenix City Fengyan Kindergarten	The PRC
Shenghua Country Garden Bilingual School	The PRC
Wuhan Qiaosheng Education Investment Co., Ltd.	The PRC
Wuhan Qingshan District Bilingual Kindergarten	The PRC
Wuhan Donghu Tech Development Zone Xinqiao Kindergarten	The PRC
Wuhan Donghu Tech Development Zone Xinqiao-Jinxiu Longcheng Kindergarten	The PRC
Wuhan Dongxihu District Dongqiao Kindergarten	The PRC
Wuhan Hongshan District Xinqiao Aijia Kindergarten	The PRC
Tianjin Beichen Lelebao Kindergarten	The PRC
Fettes College Experimental School of Zengcheng, Guangzhou	The PRC
Guigang Gangbei Country Garden Lelebao Kindergarten	The PRC
Zhaoqing Lelebao Xingfuli Kindergarten	The PRC
Lanzhou Lelebao Hyde Country Kindergarten	The PRC
Lanzhou Lelebao Yorkshire Kindergarten	The PRC
Lanzhou Lelebao Edinburgh Kindergarten	The PRC
Jinan Zhangqiu Phoenix City Lelebao Kindergarten	The PRC
Jining Jizhou Yinxiang Lelebao Kindergarten	The PRC
Jining Feicuiwan Lelebao Kindergarten	The PRC
Heze Mudan District Culture City Kindergarten	The PRC
Weifang Boshixin Education Consulting Co., Ltd.	The PRC
Jinan Boshixing Education Consulting Co., Ltd.	The PRC
Guangdong Country Garden School	The PRC
Taishan Country Garden School	The PRC
Jurong Country Garden School	The PRC
Wuyi Country Garden Bilingual School	The PRC
Anqiu Lelebao Kindergarten	The PRC
Jurong Lelebao Yunxiyuan Kindergarten	The PRC
Tianjin Wuqing Ziquantingyuan Lelebao Kindergarten	The PRC
Yiwu Bright Scholar Education Consulting Management Co. Ltd.	The PRC
Henan Lelebao Education Consulting Management Co. Ltd.	The PRC
Jinxiang Lelebao Kindergarten	The PRC
Xianning Bright Scholar Country Garden Bilingual School	The PRC
Shouguang Feicuihuafu Lelebao Kindergarten	The PRC
Cao County Bright Scholar Childcare Services Co., Ltd.	The PRC
Qingyuan Qingcheng District Zhouxin Street Lelebao Kindergarten	The PRC
Jinan Zhangqiu District Bolebao Kindergarten	The PRC
Liaocheng Dongchangfu District Feiliwan Lelebao Kindergarten	The PRC
Liaocheng Economic Development Zone Lelebao Kindergarten	The PRC
Nanyang Wolong District Shoufu Lelebao Kindergarten	The PRC
Jining Yanzhou Lelebao Kindergarten	The PRC
Xiangtan Yisuhe Tianxi Lelebao Kindergarten	The PRC

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